Exhibit 99.1

$600,000,000
BRIXMOR OPERATING PARTNERSHIP LP
4.125% Senior Notes due 2026
UNDERWRITING AGREEMENT
June 2, 2016
Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY 10013

Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
One Bryant Park,
New York, NY 10036

Wells Fargo Securities, LLC
550 South Tryon Street
5th Floor
Charlotte, NC 28202-4200

As Representatives of the several Underwriters

Ladies and Gentlemen:
Brixmor Operating Partnership LP, a limited partnership organized under the laws of the State of Delaware (the “Operating Partnership”), confirms its agreement with each of the other Underwriters named in Exhibit A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC are acting as representatives (in such capacity, the “Representatives”), with respect to the issue and sale by the Operating Partnership and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amounts set forth in said Exhibit A hereto of $600,000,000 aggregate principal amount of the Operating Partnership’s 4.125% Senior Notes due 2026 (the “Securities”). The Securities will be issued pursuant to an Indenture dated as of January 21, 2015 (the “Base Indenture”) between the Operating Partnership and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, to be dated as of June 13, 2016 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Operating Partnership understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

To the extent there are no additional Underwriters listed on Exhibit A other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used in this Agreement are defined in Section 15 hereof.
The Operating Partnership has prepared and previously delivered to you a preliminary prospectus supplement dated June 2, 2016 relating to the Securities and a related prospectus dated January 13, 2015 (the “Base Prospectus”). Such preliminary prospectus supplement and Base Prospectus, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are hereinafter called, collectively, the “Pre-Pricing Prospectus.” Promptly after the execution and delivery of this Agreement, the Operating Partnership will prepare and file with the Commission a prospectus supplement dated June 2, 2016 (the “Prospectus Supplement”) and will file the Prospectus Supplement and the Base Prospectus with the Commission, all in accordance with the provisions of Rule 430B and Rule 424(b), and the Operating Partnership has previously advised you of all information (financial and other) that will be set forth therein. The Prospectus Supplement and the Base Prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Securities (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S‑3 under the 1933 Act, are herein called, collectively, the “Prospectus.”
SECTION 1. Representations and Warranties.

(a)Representations and Warranties by the Operating Partnership. The Operating Partnership represents and warrants to, and agrees with, each Underwriter as of the date hereof, as of the Applicable Time, and as of the Closing Date referred to in Section 2(b) hereof, and agree with each Underwriter, as follows:

(1)Status of Brixmor Property Group Inc. (A) At the respective times the Registration Statement or any amendments thereto were filed with the Commission, (B) at the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at any time the Operating Partnership or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163 and (D) at the date hereof, Brixmor Property Group Inc., a Maryland corporation (“BPG”), was and is a “well-known seasoned issuer” as defined in Rule 405 and the Operating Partnership was and is a majority-owned subsidiary of BPG. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 and the Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Operating Partnership on such an “automatic shelf registration statement.” The Operating Partnership has not received from the Commission any notice pursuant to Rule 401(g)(2) objecting to the use of an automatic shelf registration statement. Any written communication that was an offer relating to the Securities made by the Operating Partnership or any person acting on its behalf (within the meaning, for this sentence only, of Rule 163(c)) prior to the filing of the Registration Statement has been filed with the Commission in accordance with Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

(2)Compliance with Registration Requirements. The Operating Partnership meets the requirements for use of Form S-3 under the 1933 Act and the Securities have been duly registered under the 1933 Act pursuant to the Registration Statement. The Registration Statement and any post-effective amendments thereto have become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Operating Partnership, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. The Registration Statement was initially filed with the Commission on January 13, 2015.

(3)Registration Statement, Prospectus and Disclosure at Time of Sale. At the respective times that the Registration Statement and any subsequent amendments thereto became effective, at each time subsequent to the filing of the Registration Statement that BPG or the Operating Partnership filed an Annual Report on Form 10-K (or any amendment thereto) with the Commission, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2), and at the Closing Date, the Registration Statement and any amendments to any of the foregoing complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the 1939 Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
At the respective times the Prospectus or any amendment or supplement thereto was filed pursuant to Rule 424(b) or issued, at the Closing Date, and at any time when a prospectus is required (or, but for the provisions of Rule 172, would be required) by applicable law to be delivered in connection with sales of Securities (whether to meet the requests of purchasers pursuant to Rule 173(d) or otherwise), neither the Prospectus nor any amendments or supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
As of the Applicable Time and as of each time prior to the Closing Date that an investor agrees (orally or in writing) to purchase any Securities from the Underwriters, neither (x) the Pricing Term Sheet (as defined in Section 3(n) below), any other Issuer General Use Free Writing Prospectuses, if any, issued at or prior to the Applicable Time and the Pre-Pricing Prospectus as of the Applicable Time, all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Each preliminary prospectus and the Prospectus and any amendments or supplements to any of the foregoing filed as part of the Registration Statement or any amendment thereto, filed pursuant to Rule 424 under the 1933 Act, or delivered to the Underwriters for use in connection with the offering of the Securities, complied when so filed or when so delivered, as the case may be, in all material respects with the 1933 Act and the 1933 Act Regulations.
The representations and warranties in the preceding paragraphs of this Section 1(a)(3) do not apply to statements in or omissions from the Registration Statement, any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing made in reliance upon and in conformity with written information furnished to the Operating Partnership by any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters as aforesaid consists of the information described as such in Section 6(b) hereof.
At the respective times that the Registration Statement or any amendment thereto was filed, as of the earliest time after the filing of the Registration Statement that the Operating Partnership or any other offering participant made a bona fide offer of the Securities within the meaning of Rule 164(h)(2), and at the date hereof, the Operating Partnership was not and is not an “ineligible issuer” as defined in Rule 405, in each case without taking into account any determination made by the Commission pursuant to paragraph (2) of the definition of such term in Rule 405; and without limitation to the foregoing, the Operating Partnership has at all relevant times met, meets and will at all relevant times meet the requirements of Rule 164 for the use of a free writing prospectus (as defined in Rule 405) in connection with the offering contemplated hereby.
Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offering and sale of the Securities did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any Incorporated Document, any preliminary prospectus or the Prospectus that has not been superseded or modified.
The interactive data in the eXtensible Business Reporting Language incorporated by reference to the Registration Statement fairly presents the information called for in all material respects and has in all material respects been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(4)Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus and the Prospectus, at the respective times they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

(5)Good Standing of the Operating Partnership. (i) The Operating Partnership is validly existing as a limited partnership in good standing under the laws of the State of Delaware, (ii) each of the subsidiaries of the Operating Partnership has been duly incorporated or organized and is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, (iii) each of the Operating Partnership and its subsidiaries has full power and authority (corporate or other) to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and (iv) each of the Operating Partnership and its subsidiaries is duly qualified to do business as a foreign corporation or organization and is in good standing under the laws of each jurisdiction which requires such qualification, except in the cases of clauses (ii), (iii) and (iv), where the failure to be so incorporated or organized or so validly existing and in good standing, to have such power or authority or to be so qualified or in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Operating Partnership and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”).

Except as otherwise set forth in the Registration Statement, the General Disclosure Package and the Prospectus, and other than with respect to third party interests in NP/I&G Institutional Retail Operating Partnership II LLC and Brixmor/IA JV, LLC (collectively, the “JVs”) disclosed to the Underwriters, all outstanding shares of capital stock, partnership interests or membership units of the Operating Partnership’s subsidiaries are owned by the Operating Partnership either directly or through wholly-owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except for such interests, claims, liens or encumbrances granted in respect of indebtedness of the Operating Partnership or any of its subsidiaries and referred to in the Registration Statement, the General Disclosure Package and the Prospectus, and any such interests claims, liens or encumbrances arising under or pursuant to the agreements governing the JVs.

All outstanding partnership interests of the Operating Partnership have been duly authorized and validly issued.

(6)Accuracy of Descriptions and Exhibits. There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Base Prospectus and the Prospectus under the headings “Description of Debt Securities,” “Description of Notes,” “Material United States Federal Income Tax Considerations,” and “Supplemental United States Federal Income Tax and Estate Tax Considerations,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(7)No Material Adverse Change in Business. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the period covered by the latest audited financial statements incorporated by reference therein (A) there has been no change, nor any development or event involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Operating Partnership and its subsidiaries, taken as a whole, that is material and adverse, (B) there has been no dividend or distribution of any kind declared, paid or made by the Operating Partnership on any class of its capital stock or other equity interests, as applicable, (C) there has been no material change in the outstanding equity interests or total debt of the Operating Partnership on a consolidated basis, (D) there has not been any transaction material to the Operating Partnership and its subsidiaries, taken as a whole, entered into, or any such transaction that is probable of being entered into by the Operating Partnership or any of its subsidiaries, other than transactions in the ordinary course of business and changes and transactions disclosed or described in the Registration Statement, the General Disclosure Package and the Prospectus, (E) there has not been any obligation, direct or contingent, which is material to the Operating Partnership and its subsidiaries, taken as a whole, incurred by the Operating Partnership or any of its subsidiaries, except obligations incurred in the ordinary course of business and changes and transactions disclosed or described in the Registration Statement, the General Disclosure Package and the Prospectus, and (F) none of the Operating Partnership or any of its subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, that, individually or in the aggregate, with respect to this clause (F), would not reasonably be expected to have a Material Adverse Effect.

(8)Investment Company Act. The Operating Partnership is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(9)Absence of Further Requirements. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained or as may be required under the 1933 Act, the 1934 Act or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the General Disclosure Package and the Prospectus.

(10)No Conflicts. The consummation of any of the transactions contemplated herein will not conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Operating Partnership or any of its subsidiaries pursuant to (A) their respective Organizational Documents, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of them is a party or bound or to which its or their property is subject, or (C) any statute, law, rule, regulation, judgment, order or decree applicable to them of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such entity or any of its or their properties, except in the case of clauses (B) and (C) only, for such conflicts, breaches, violations, liens, charges or encumbrances that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby.

(11)Brokers. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Operating Partnership or any of its affiliates and any person (other than this Agreement) that would give rise to a valid claim against the Operating Partnership or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(12)Financial Statements. The consolidated historical financial statements of the Operating Partnership incorporated by reference in the Registration Statement, the General Disclosure Package and the Base Prospectus present fairly, in all material respects, the combined consolidated financial position of the Operating Partnership as of the dates and for the periods indicated in conformity with U.S. GAAP. Additionally, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. The selected financial data set forth in “Part II, Item 6 - Selected Financial Data,” of the Operating Partnership’s 2015 Annual Report on Form 10-K, incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, fairly present, on the basis stated therein, the information included therein. Except as included or incorporated by reference therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the General Disclosure Package and the Prospectus under the 1933 Act or the Rules and Regulations thereunder. All disclosures contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” as such term is defined by the Rules and Regulations) comply with Regulation G of the 1934 Act and Item 10(e) of Regulation S-K of the 1933 Act to the extent applicable.

(13)Absence of Proceedings. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Operating Partnership, any of its subsidiaries or their property is pending or, to the best knowledge of the Operating Partnership, threatened that (A) could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby (B) could, individually or in the aggregate, reasonably be expected to have a material adverse effect, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus (exclusive of any supplement or amendment thereto).

(14)Properties. (A) The Operating Partnership or its subsidiaries have good and marketable title (fee or leasehold) to all of the real properties described in the Registration Statement, the General Disclosure Package and the Prospectus as owned or leased by them and the improvements located thereon (individually, a “Property” and collectively, the “Properties”) and any other real property owned by them, in each case, free and clear of all mortgages, pledges, liens, claims, security interests, restrictions or encumbrances of any kind, except for such mortgages, pledges, liens, claims, security interests, restrictions or encumbrances as (1) are described in the Registration Statement, General Disclosure Package and the Prospectus, (2) are Permitted Encumbrances or (3) would not, individually or in the aggregate, have a Material Adverse Effect; (B) all of the ground leases and subleases relating to the Properties, if any, material to the business of the Operating Partnership and its subsidiaries considered as one enterprise, are in full force and effect, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such Property by the Operating Partnership or any of its subsidiaries, and neither the Operating Partnership nor any of its subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Operating Partnership or any of its subsidiaries under any of the ground leases or subleases mentioned above, or affecting or questioning the rights of the Operating Partnership or any of its subsidiaries to the continued possession of the leased or subleased premises under any such ground lease or sublease; (C) all liens, charges, encumbrances, claims or restrictions on or affecting any of the Properties and the assets of the Operating Partnership or any of its subsidiaries that are required to be disclosed in the Registration Statement, the General Disclosure Package or the Prospectus are disclosed therein; (D) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for such failures to comply that would not, individually or in the aggregate, have a Material Adverse Effect; (E) the Operating Partnership does not have any knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will in any material manner affect the size of, use of, improvements on, construction on or access to the Properties, except as would not, individually or in the aggregate, have a Material Adverse Effect; (F) the mortgages and deeds of trust that encumber the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other Properties; (G) the Operating Partnership, directly or indirectly, has obtained title insurance on the fee or leasehold interests, as the case may be, in each of the Properties, in an amount at least equal to the greater of (i) the mortgage indebtedness of each such Property or (ii) the purchase price of each such Property, and all such policies of insurance are in full force and effect; and (H) except as otherwise described in the Registration Statement, the General Disclosure Package or the Prospectus, neither the Operating Partnership nor any of its subsidiaries nor, to the knowledge of the Operating Partnership, any tenant of any of the Properties, is in default under (x) any tenant lease (as lessor or lessee, as the case may be) relating to any of the Properties, (y) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties or (z) any ground lease, sublease or operating sublease relating to any of the Properties, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, except with respect to (x), (y) and (z) immediately above any such default that would not, individually or in the aggregate, have a Material Adverse Effect.

(15)Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Operating Partnership.

(16)Absence of Defaults and Conflicts. The Operating Partnership, except as would not have a Material Adverse Effect, is not in violation of its Organizational Documents. The Operating Partnership is not in violation of or default under the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Operating Partnership or any of its properties, as applicable, except, in each case, for any violation or default that would not reasonably be expected to have a Material Adverse Effect.

(17)Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the Operating Partnership and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Registration Statement, General Disclosure Package and the Prospectus, are, to the knowledge of the Operating Partnership, independent public accountants with respect to the Operating Partnership within the meaning of the 1933 Act and the applicable published rules and regulations thereunder. Ernst & Young LLP are, to the knowledge of the Operating Partnership, independent public accountants with respect to the Operating Partnership within the meaning of the 1933 Act and the applicable published rules and regulations thereunder.

(18)Taxation. The Operating Partnership and each of its subsidiaries have filed all tax returns that are required to be filed by them or have requested extensions thereof (except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect or except as set forth in or contemplated in the Registration Statement, General Disclosure Package and the Prospectus), and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such taxes, assessments, fines or penalties that are currently being contested in good faith or as would not reasonably be expected to have a Material Adverse Effect or except as set forth in or contemplated in the Registration Statement, General Disclosure Package and the Prospectus.

Commencing with its taxable year ended December 31, 2007, BPG Subsidiary Inc., a Delaware corporation (“BPG Subsidiary”), has been and is organized and has operated in conformity with the requirements for qualification and taxation as a REIT, and its current organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT for the taxable year ending

December 31, 2016 and thereafter. BPG Subsidiary currently intends to operate in conformity with the requirements for qualification and taxation as a REIT under the Code and BPG Subsidiary, after reasonable inquiry and diligence, does not know of any event that would reasonably be expected to cause it to fail to qualify as a REIT at any time.

The Operating Partnership is properly classified as a partnership or disregarded entity, and not as a corporation or as a publicly traded partnership taxable as a corporation, for federal income tax purposes throughout the period from its formation through the date hereof.

Each of the subsidiaries of the Operating Partnership that is a partnership or a limited liability company (other than an entity for which a taxable REIT subsidiary election has been made) is properly classified either as a disregarded entity or as a partnership, and not as a corporation or as a publicly traded partnership taxable as a corporation, for federal income tax purposes.

(19)Absence of Labor Dispute. No labor disturbance by or dispute with the employees of the Operating Partnership or any of its subsidiaries exists or, to the knowledge of the Operating Partnership, is contemplated or threatened, and the Operating Partnership is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of the Operating Partnership or any of its subsidiaries or any of their principal suppliers, contractors or customers, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

(20)Possession of Intellectual Property. The Operating Partnership and its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) used in the operation of the business as now operated, except where the failure to own or possess such rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Operating Partnership and its subsidiaries have not received any notice of any claim of infringement, misappropriation or conflict with the asserted rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(21)Relationships with Underwriters or Affiliates of Underwriters. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Operating Partnership does not have any material lending or other relationship with any Underwriter or, to its knowledge, any bank or lending affiliate of any Underwriter.

(22)Insurance. The Operating Partnership and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for the businesses in which they are engaged; and

none of the Operating Partnership or any such subsidiary have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus.

(23)No Restrictions on Dividends. No subsidiary of the Operating Partnership is currently prohibited, directly or indirectly, from paying any dividends to the Operating Partnership, from making any other distribution on such subsidiary’s capital stock or other equity interests, as applicable, from repaying to the Operating Partnership any loans or advances to such subsidiary from the Operating Partnership or from transferring any of such subsidiary’s property or assets to the Operating Partnership or any other subsidiary of the Operating Partnership, except as described in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, including with respect to restrictions on transfer of property or assets pursuant to the terms of mortgage debt on the Properties.

(24)Possession of Licenses and Permits. The Operating Partnership and its subsidiaries possess all such licenses, certificates, permits and other authorizations issued by all applicable federal, state, local or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where the failure to possess such license, certificate, permit or other authorization would not reasonably be expected to have a Material Adverse Effect, and none of the Operating Partnership or any such subsidiary have received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the General Disclosure Package and the Prospectus.

(25)Accounting and Disclosure Controls. The Operating Partnership maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (C) receipts and expenditures are being made only in accordance with management’s general or specific authorization; (D) access to assets is permitted only in accordance with management’s general or specific authorization; and (E) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Operating Partnership’s internal controls over financial reporting are effective and the Operating Partnership is not aware of any material weakness in its internal controls over financial reporting.

The Operating Partnership has established and maintains a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the 1934 Act) that has been designed to ensure that information required to be disclosed by the Operating Partnership in reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to management as appropriate to allow timely decisions regarding required disclosure.
(26)Absence of Manipulation. The Operating Partnership and its subsidiaries have not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the 1934 Act or otherwise, unlawful stabilization or manipulation of the price of any security of the Operating Partnership to facilitate the sale or resale of the Securities.

(27)Statistical and Market-Related Data. Any third-party statistical and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Operating Partnership believes to be reliable and accurate in all material respects.

(28)Environmental Laws. The Operating Partnership and its subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (B) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (C) have not received written notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the General Disclosure Package and the Prospectus (exclusive of any supplement or amendment thereto). Neither the Operating Partnership nor any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended. Costs and liabilities currently expected to be undertaken by the Operating Partnership in response to Environmental Laws would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(29)ERISA. None of the following events has occurred or exists: (A) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of ERISA, and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (B) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to any Plan; (C) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to any Plan, except in the case of (A) and (C) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (1) an increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Operating Partnership and its subsidiaries compared to the amount of such contributions made in the most recently completed fiscal year of the Operating Partnership and its subsidiaries; (2) an increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Operating Partnership and its subsidiaries compared to the amount of such obligations in the most recently completed fiscal year of the Operating Partnership and its subsidiaries; (3) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect with respect to the termination of, or withdrawal from, any Plan; or (4) the filing of a claim by one or more employees or former employees of the Operating Partnership related to their employment that could, in each case, reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Operating Partnership or any of its subsidiaries may have any liability.

(30)Compliance with the Sarbanes-Oxley Act. As of the date hereof, the Operating Partnership is in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder and implementing the provisions thereof that are in effect and with which the Operating Partnership is required to comply.

(31)Foreign Corrupt Practices Act. None of the Operating Partnership or any of its subsidiaries nor, to the knowledge of the Operating Partnership, any director, officer, agent, employee or controlled affiliate, or other person acting on behalf of the Operating Partnership or any of its subsidiaries, has taken any action on behalf of the Operating Partnership or any such subsidiary, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Operating Partnership, its subsidiaries and controlled affiliates have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(32)Money Laundering Laws. The operations of the Operating Partnership and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Operating Partnership with respect to the Money Laundering Laws is pending or, to the best knowledge of the Operating Partnership, threatened.

(33)OFAC. Neither the Operating Partnership nor, to the knowledge of the Operating Partnership, any director, officer, agent, employee or controlled affiliate, or other person acting on behalf of the Operating Partnership (A) is currently subject to any sanctions administered imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or (B) will, directly or indirectly, use the proceeds, if any, of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person in any manner that will result in a violation of any economic sanctions imposed by the United States (including any administered or enforced by OFAC, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce) (collectively, “Sanctions”) by, or would reasonably be expected to result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(34)Sanctioned Countries. Neither the Operating Partnership nor, to the knowledge of the Operating Partnership, any director, officer, agent, employee or controlled affiliate, or other person acting on behalf of the Operating Partnership, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (A) the subject of any Sanctions; or (B) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, North Korea, Sudan, Syria and the Crimea region).

(35)Related-Party Disclosure. There are no relationships or related-party transactions involving the Operating Partnership or any other person required to be described in the Registration Statement, the General Disclosure Package or the Prospectus that have not been described as required.

(36)The Indenture. The Base Indenture has been duly authorized, executed and delivered by the Operating Partnership. The Third Supplemental Indenture has been duly authorized by the Operating Partnership and, at the Closing Date, will have been duly executed and delivered by the Operating Partnership. The Indenture will constitute a valid and binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity; and the Indenture has been duly qualified under the 1939 Act and the Trustee has filed a Form T-1 as an exhibit to the Registration Statement.

(37)The Securities. The Securities have been duly authorized and, at the Closing Date, will have been duly executed by the Operating Partnership and, when delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally or by general principles of equity, and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(38)Description of the Securities and the Indenture. The Securities and the Indenture conform and will conform in all material respects to the respective statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and the Securities and the Indenture are and will be in substantially the respective forms filed as exhibits to the Registration Statement.

(b)Certificates. Any certificate signed by any officer of the Operating Partnership and delivered to the Representatives or counsel for the Underwriters in connection with the offering and sale of the Securities shall be deemed a representation and warranty by the Operating Partnership as to matters covered thereby, to each Underwriter.

SECTION 2. Sale and Delivery to Underwriters; Closing.

(a)The Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Operating Partnership agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Operating Partnership, the aggregate principal amount of Securities set forth opposite such Underwriter’s name in Exhibit A hereto plus any additional principal amount of Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, in each case at a price equal to 98.678% of the principal amount thereof.

(b)Payment. Payment of the purchase price for, and delivery of, the Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or at such other place as shall be agreed upon by the Representatives and the Operating Partnership, at 9:00 A.M. (New York City time) on June 13, 2016 (unless postponed in accordance with the provisions of Section 10), or such other time not later than five business days after such date as shall be agreed upon by the Representatives and the Operating Partnership (such time and date of payment and delivery being herein called “Closing Date”).

Payment shall be made to the Operating Partnership by wire transfer of immediately available funds to a single bank account designated by the Operating Partnership against delivery to the Representatives for the respective accounts of the Underwriters of the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Wells Fargo Securities, LLC, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.
(c)Delivery of Securities. The Operating Partnership shall make one or more global certificates (collectively, the “Global Securities”) representing the Securities available for inspection by the Representatives on the business day prior to the Closing Date and, on or prior to the Closing

Date, the Operating Partnership shall deliver the Global Securities to DTC or to the Trustee, acting as custodian for DTC, as applicable. Delivery of the Securities to the Underwriters on the Closing Date shall be made through the facilities of DTC unless the Representatives shall otherwise instruct.

SECTION 3. Covenants of the Operating Partnership. The Operating Partnership covenants with each Underwriter as follows:

(a)Compliance with Securities Regulations and Commission Requests. The Operating Partnership, subject to Section 3(b), will comply with the requirements of Rule 430B and Rule 433 and will notify the Representatives immediately, and confirm the notice in writing, (i) when the Registration Statement or any post-effective amendment to the Registration Statement shall become effective, or when any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall have been filed, (ii) of the receipt of any comments from the Commission (and shall promptly furnish the Representatives with a copy of any comment letters and any transcript of oral comments, and shall furnish the Representatives with copies of any written responses thereto a reasonable amount of time prior to the proposed filing thereof with the Commission and will not file any such response to which the Representatives or counsel for the Underwriters shall object), (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus or any Issuer Free Writing Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing or any notice from the Commission objecting to the use of the form of the Registration Statement or any post effective amendment thereto, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the loss or suspension of any exemption from any such qualification, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Operating Partnership becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Operating Partnership will make every reasonable effort to prevent the issuance of any stop order and the suspension or loss of any qualification of the Securities for offering or sale and any loss or suspension of any exemption from any such qualification, and if any such stop order is issued, or any such suspension or loss occurs, to obtain the lifting thereof at the earliest possible moment. The Operating Partnership, or BPG on its behalf, shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1993 Act Regulations, except to the extent such filing fees have been paid prior to the date hereof.

(b)Filing of Amendments. The Operating Partnership will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement, any Issuer Free Writing Prospectus or any amendment, supplement or revision to any preliminary prospectus, the Prospectus or any Issuer Free Writing Prospectus, whether pursuant to the 1933 Act or otherwise, and the Operating Partnership will furnish the Representatives with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters reasonably shall object. The Operating Partnership will give the Representatives notice of its intention to make any such filing from the Applicable Time through the Closing Time (or, if later, through the end of the period during which the Prospectus is required (or, but for the provisions of Rule 172, would be required) to be delivered by applicable law (whether to meet the requests of purchasers pursuant to Rule 173(d) or otherwise)) and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c)Delivery of Registration Statements. The Operating Partnership has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein or otherwise deemed to be a part thereof) and copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S‑T.

(d)Delivery of Prospectuses. The Operating Partnership has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus and any amendments or supplements thereto as such Underwriter reasonably requested, and the Operating Partnership hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Operating Partnership will furnish to each Underwriter, without charge, during the period when the Prospectus is required (or, but for the provisions of Rule 172, would be required) to be delivered by applicable law (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), such number of copies of the Pre-Pricing Prospectus, the Prospectus and any Issuer Free Writing Prospectus and any amendments or supplements to any of the foregoing as such Underwriter may reasonably request.

(e)Continued Compliance with Securities Laws. If, at any time when a prospectus relating to the Securities is required to be delivered under the 1933 Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the 1933 Act or the rules thereunder, the Operating Partnership promptly will (A) notify the Representative of any such event; (B) prepare and file with the Commission, subject to this Section 3, an amendment or supplement which will correct such statement or omission or effect such compliance; and (C) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

(f)Blue Sky and Other Qualifications. The Operating Partnership will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Operating Partnership be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to subject itself to taxation in respect of doing business in any jurisdiction in which it is not now so subject or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(g)Rule 158. The Operating Partnership will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)Use of Proceeds. The Operating Partnership will use the net proceeds received by it from the sale of the Securities in the manner specified in the Pre-Pricing Prospectus and the Prospectus under “Use of Proceeds.”

(i)Restriction on Sale of Securities. From and including the date of this Agreement through and including the Closing Date, the Operating Partnership will not, without the prior written consent of the Representatives, directly or indirectly issue, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option or right to sell or otherwise transfer or dispose of any debt securities of or guaranteed by the Operating Partnership or Brixmor LLC, that are similar to the Securities (other than the Securities issued under this Agreement) or any securities convertible into or exercisable or exchangeable for any debt securities of or guaranteed by the Operating Partnership or Brixmor LLC, that are similar to the Securities.

(j)Reporting Requirements. The Operating Partnership, during the period when the Prospectus is required (or, but for the provisions of Rule 172, would be required) by applicable law to be delivered (whether to meet the request of purchasers pursuant to Rule 173(d) or otherwise), will file all documents required to be filed with the Commission pursuant to the 1934 Act and the 1934 Act Regulations within the time periods required by the 1934 Act and the 1934 Act Regulations.

(k)Preparation of Prospectus. Immediately following the execution of this Agreement, the Operating Partnership will, subject to Section 3(b) hereof, prepare the Prospectus, which shall contain the public offering price and terms of the Securities, the plan of distribution thereof and such other information as may be required by the 1933 Act or the 1933 Act Regulations or as the Representatives and the Operating Partnership may deem appropriate, and will file or transmit for filing with the Commission, in accordance with the provisions of Rule 430B and in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), the Prospectus.

(l)New Registration Statement. If, immediately prior to the third anniversary of the initial effective date of the Registration Statement (the “Renewal Deadline”), any of the Securities remains unsold by the Underwriters, the Operating Partnership will, prior to the Renewal Deadline, if it has not already done so and is eligible to do so, file a new shelf registration statement relating to the Securities and use its commercial reasonable efforts to cause such registration statement to become effective.

(m)DTC. The Operating Partnership will use its best efforts to permit the Securities to be eligible for clearance and settlement through DTC.

(n)Pricing Term Sheet. The Operating Partnership will prepare a pricing term sheet (the “Pricing Term Sheet”) reflecting the final terms of the Securities, in substantially the form attached hereto as Exhibit B and otherwise in form and substance reasonably satisfactory to the Representatives, and shall file such Pricing Term Sheet as an “issuer free writing prospectus” pursuant to Rule 433 prior to the close of business on the business day following the date hereof; provided that the Operating Partnership shall furnish the Representatives with copies of any such Pricing Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives or counsel to the Underwriters shall object.

SECTION 4. Payment of Expenses.

(a)Expenses. The Operating Partnership, or BPG on its behalf, will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement and each amendment thereto (in each case including exhibits) and any costs associated with electronic delivery of any of the foregoing, (ii) the word processing and delivery to the Underwriters of this Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities and the issuance and delivery of the Securities to the Underwriters, including any issue or other transfer taxes and any stamp or other taxes or duties payable in connection with the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Operating Partnership, (v) the qualification or exemption of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto (up to $50,000), (vi) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, any Permitted Free Writing Prospectus and the Prospectus and any amendments or supplements to any of the foregoing and any costs associated with electronic delivery of any of the foregoing, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any Canadian “wrapper” and any supplements thereto and any costs associated with electronic delivery of any of the foregoing, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by FINRA of the terms of the sale of the Securities (up to $35,000), (x) all fees charged by any rating agencies for rating the Securities and all expenses and application fees incurred in connection with the approval of the Securities for clearance, settlement and book-entry transfer through DTC, (xi) the transportation and other expenses incurred by or on behalf of Operating Partnership representatives in connection with presentations to prospective purchasers of the Securities, and (xii) all other costs and expenses incident to the performance by the Operating Partnership of its obligations hereunder.

(b)Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) or 9(a)(ii) hereof, the Operating Partnership shall reimburse the Underwriters for all of their reasonable and documented out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5. Conditions of Underwriters’ Obligations.

The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Operating Partnership contained in this Agreement, or in certificates signed by any officer of the Operating Partnership (whether signed on behalf of such officer or the Operating Partnership) delivered to the Representatives or counsel for the Underwriters, to the performance by the Operating Partnership of its covenants and other obligations hereunder, and to the following further conditions:
(a)Effectiveness of Registration Statement. The Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Operating Partnership, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives and the Commission shall not have notified the Operating Partnership of any objection to the use of the form of the Registration Statement. The Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) (without reliance upon Rule 424(b)(8)) and each Issuer Free Writing Prospectus required to be filed with the Commission shall have been filed in the manner and within the time period required by Rule 433, and, prior to the Closing Date, the Operating Partnership shall have provided evidence satisfactory to the Representatives of such timely filings.

(b)Opinion of Counsel for Operating Partnership. At Closing Date, the Representatives shall have received the favorable opinion, dated as of Closing Date, of Hogan Lovells US LLP, counsel for the Operating Partnership, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such opinion for each of the other Underwriters, to the effect substantially in the form set forth in Exhibit D hereto.

(c)Opinion of Counsel for Underwriters. At the Closing Date, the Representatives shall have received the favorable letter, dated as of Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the Securities to be sold by the Operating Partnership pursuant to this Agreement, the Indenture, the Registration Statement, the General Disclosure Package and the Prospectus and any amendments or supplements thereto and such other matters as the Representatives may reasonably request.

(d)Officers’ Certificate. At the Closing Date the Representatives shall have received a certificate, signed on behalf of the Operating Partnership by the President or the Chief Executive Officer of BPG Subsidiary and the Chief Financial Officer or Chief Accounting Officer of the BPG

Subsidiary to the effect that the signers of such certificate have carefully examine the Registration Statement, the General Disclosure Package, the Prospectus and any amendment or supplement thereto and that:

(i)the representations and warranties of the Operating Partnership in this Agreement are true and correct on and as of the Closing Date, with the same effect as if made on such date, and the Operating Partnership has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Operating Partnership, are contemplated by the Commission and the Commission has not notified the Operating Partnership of any objection to the use of the form of the Registration Statement; and

(iii)since the date of the most recent financial statements included or incorporated by reference in the General Disclosure Package and the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the General Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(e)Accountant’s Comfort Letters. At the time of the execution of this Agreement, the Representatives shall have received from each of Ernst & Young LLP and Deloitte & Touche LLP a letter, dated the date of this Agreement and in form and substance satisfactory to the Representatives, together with signed or reproduced copies of each such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Operating Partnership contained in the Registration Statement, the General Disclosure Package, any Issuer Free Writing Prospectuses (other than any electronic road show) and the Prospectus and any amendments or supplements to any of the foregoing.

(f)Bring-down Comfort Letters. At Closing Date, the Representatives shall have received from each of Ernst & Young LLP and Deloitte & Touche LLP a letter, dated as of Closing Date and in form and substance satisfactory to the Representatives, to the effect that they each reaffirm the statements made in their respective letters furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Date.

(g)No Downgrade. As of the Applicable Time, (i) there shall not have been any decrease in the rating of any debt securities of or guaranteed by the Operating Partnership or Brixmor LLC by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the 1934 Act), and (ii) no such organization shall have publicly announced that it has under surveillance or review or on a so-called “watch list,” with possible negative implications, its ratings of the Operating Partnership, Brixmor LLC or any such debt securities.

(h)[Reserved].

(i)Additional Documents. At the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement, or as the Representatives or counsel for the Underwriters may otherwise reasonably request; and all proceedings taken by the Operating Partnership in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Representatives.

(j)Termination of Agreement. If any of the conditions specified in this Section 5 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Operating Partnership in writing or by telephone or facsimile confirmed in writing and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1, 3, 5, 6, 7, 8, 9, 11, 12, and 13 hereof shall survive any such termination of this Agreement and remain in full force and effect.

(k)Material Adverse Change. Subsequent to the Applicable Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto) the effect of which is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

SECTION 6. Indemnification.

(a)Indemnification by the Operating Partnership. The Operating Partnership agrees to indemnify and hold harmless each Underwriter, its affiliates, and its and their officers, directors, employees, partners and members and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement to any of the foregoing), or in any “issuer information” (as defined in Rule 433) or “road show” (as defined in Rule 433) that does not constitute an Issuer Free Writing Prospectus, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Operating Partnership; and

(iii)against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Operating Partnership by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), or in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or in any amendment or supplement to any of the foregoing), it being understood and agreed that the only such information furnished by the Underwriters as aforesaid consists of the information described as such in Section 6(b) hereof.
(b)Indemnification by the Underwriters. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Operating Partnership, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 6, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), or in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing), in reliance upon and in conformity with written information furnished to the Operating Partnership by such Underwriter through the Representatives expressly for use therein. The Operating Partnership hereby acknowledges and agrees that the information furnished to the Operating Partnership by the Underwriters through the Representatives expressly for use in the Registration Statement (or any amendment thereto), or in any preliminary prospectus, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement to any of the foregoing), consists exclusively of the following information appearing under the caption “Underwriting” in the Pre-Pricing Prospectus and the Prospectus: (i) the information regarding the concession and reallowance appearing in the third paragraph under such caption, (ii) the information regarding stabilization, syndicate covering transactions and penalty bids appearing in the eighth and ninth paragraphs under such caption (but only insofar as such information concerns the Underwriters) and (iii) the information regarding market making by the Underwriters appearing in the fourth paragraph under such caption.

(c)Actions Against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder unless such failure results in the forfeiture by the indemnifying party of substantial rights and defenses. Counsel to the indemnified parties shall be selected as follows: counsel to the Underwriters and the other indemnified parties referred to in Section 6(a) above shall be selected by the Representatives; and counsel to the Operating Partnership, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Operating Partnership. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Underwriters and the other indemnified parties referred to in Section 6(a) above; and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Operating Partnership, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 6, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Operating Partnership on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Operating Partnership on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Operating Partnership on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Operating Partnership and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.
The relative fault of the Operating Partnership on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Operating Partnership on the one hand or by the Underwriters on the other hand and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.
Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.
No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
For purposes of this Section 7, each affiliate, officer, director, employee, partner and member of each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Operating Partnership, each officer of the Operating Partnership who signed the Registration Statement, and each person, if any, who controls the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Operating Partnership.
SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates signed by any officer of the Operating Partnership (whether signed on behalf of such officer or the Operating Partnership) and delivered to the Representatives or counsel to the Underwriters, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any officer, director, employee, partner, member or agent of any Underwriter or any person controlling any Underwriter, or by or on behalf of the Operating Partnership, any officer, director or employee of the Operating Partnership or any person controlling the Operating Partnership, and shall survive delivery of and payment for the Securities.

SECTION 9. Termination of Agreement.

(a)Termination; General. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Operating Partnership prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment (i) if there has been, in the judgment of the Representative, subsequent to the Applicable Time or, if earlier, the dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition (financial or otherwise), results of operations, business, properties, management or prospects of the Operating Partnership and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, (ii) trading in any securities of the Operating Partnership shall have been suspended or materially limited by the Commission or (iii) the NYSE, or trading in securities generally on the NYSE shall have been suspended or limited or minimum or maximum prices for trading have been fixed, or maximum ranges for prices shall have been required by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or, with respect to Clearstream or Euroclear systems, in Europe, (v) a banking moratorium shall have been declared either by Federal or New York State authorities, or (vi) if there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Base Prospectus or the Prospectus (exclusive of any amendment or supplement thereto).

(b)Liabilities. If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and except that Sections 1, 3, 5, 6, 7, 8, 9, 11, 12 and 13 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. (a) If one or more of the Underwriters shall fail at the Closing Date to purchase the aggregate principal amount of Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24‑hour period, then:

(i)if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount of such Defaulted Securities in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters; or

(ii)if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.
In the event of any such default which does not result in a termination of this Agreement, the Representatives shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General

Disclosure Package or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.
SECTION 11. Notices. All notices and other communications hereunder shall be in writing, shall be effective only upon receipt and shall be mailed, delivered by hand or overnight courier, or transmitted by fax (with the receipt of any such fax to be confirmed by telephone). Notices to the Underwriters shall be directed to the Representatives at Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013, Attention: General Counsel, Facsimile: (646) 291-1469; Merrill Lynch, Pierce, Fenner & Smith Incorporated, 50 Rockefeller Plaza, NY1-050-12-02, New York, NY 10020, Facsimile: (646) 855-5958, Attention: High Grade Transaction Management/Legal; and Wells Fargo Securities, LLC, 550 South Tryon Street, 5th Floor, Charlotte, NC 28202, Attention: Transaction Management, Facsimile: (704) 410-0326, with a copy (which does not constitute notice) to Skadden, Arps, Slate, Meagher & Flom LLP, at Four Times Square, New York, NY 10036, Attention: David J. Goldschmidt and Phyllis G. Korff; if sent to the Operating Partnership, will be mailed, delivered or telefaxed to (212) 869-9585 and confirmed to it at 420 Lexington Avenue, New York, NY 10170, Attention: Legal Department, with a copy (which does not constitute notice) to Hogan Lovells US LLP, at Columbia Square, 555 Thirteenth Street, NW, Washington, DC 20004, Attention: Michael McTiernan.

SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Operating Partnership, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Operating Partnership, and their respective successors and the controlling persons and other indemnified parties referred to in Sections 6 and 7 and their successors, heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Operating Partnership, and their respective successors, and said controlling persons and other indemnified parties and their successors, heirs and legal representatives, and for the benefit of no other person or entity. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 14. Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 15. Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means 3:55 PM (New York City time) on June 2, 2016 or such other time as agreed by the Operating Partnership and the Representatives.

“Commission” means the Securities and Exchange Commission.
“DTC” means The Depository Trust Company.
“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.
“FINRA” means the Financial Industry Regulatory Authority Inc. or the National Association of Securities Dealers, Inc., or both, as the context shall require.
“GAAP” means generally accepted accounting principles.
“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Securities that (i) is required to be filed with the Commission by the Operating Partnership, (ii) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed in Exhibit C hereto, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Operating Partnership’s records pursuant to Rule 433(g).
“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Exhibit C hereto.
“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.
“Lien” means any security interest, mortgage, pledge, lien, encumbrance, claim or equity.
“NYSE” means the New York Stock Exchange.
“Organizational Documents” means (a) in the case of a corporation, its charter and by‑laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity.
“preliminary prospectus” means any prospectus together with, if applicable, the accompanying prospectus supplement used in connection with the offering of the Securities that omitted the public offering price of the Securities or that was captioned “Subject to Completion,” together with the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act. The term “preliminary prospectus” includes, without limitation, the Pre-Pricing Prospectus.
“Registration Statement” means the Operating Partnership’s and BPG’s joint registration statement on Form S-3 (Registration No. 333-201464-01) as amended (if applicable), including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act and the Rule 430B Information; provided that any Rule 430B Information shall be deemed part of the Registration Statement only from and after the time specified pursuant to Rule 430B.
“Rule 163,” “Rule 164,” “Rule 172,” “Rule 173,” “Rule 401,” “Rule 405,” “Rule 424(b)” “Rule 430A,” “Rule 430B,” “Rule 433” and “Rule 462(b)” refer to such rules under the 1933 Act.
“Rule 430B Information” means the information included in any preliminary prospectus or the Prospectus or any amendment or supplement to any of the foregoing that was omitted from the Registration Statement at the time it first became effective but is deemed to be part of and included in the Registration Statement pursuant to Rule 430B.
“1933 Act” means the Securities Act of 1933, as amended.
“1933 Act Regulations” means the rules and regulations of the Commission under the 1933 Act.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“1934 Act Regulations” means the rules and regulations of the Commission under the 1934 Act.
“1939 Act” means the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder.
All references in this Agreement to the Registration Statement, any preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the version thereof filed with the Commission pursuant to EDGAR and all versions thereof delivered (physically or electronically) to the Representatives or the Underwriters.
All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in or otherwise deemed by 1933 Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.
SECTION 16. Permitted Free Writing Prospectuses. The Operating Partnership represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Representatives, it will not make, and each Underwriter, severally and not jointly, represents, warrants and agrees that it has not made and, unless it obtains the prior written consent of the Operating Partnership and the Representatives, it will not make, any offer relating to the Securities that constitutes or would constitute an “issuer free writing prospectus” (as defined in Rule 433) or that otherwise constitutes or would constitute a “free writing prospectus” (as defined in Rule 405) or portion thereof required, in the case of any Underwriters, to be filed with the Commission or, in the case of the Operating Partnership, whether or not required to be filed with the Commission; provided that the prior written consent of the Operating Partnership and the Representatives shall be deemed to have been given in respect of the Issuer General Use Free Writing Prospectuses, if any, listed on Exhibit C hereto and to any electronic road show in the form previously provided by the Operating Partnership to and approved by the Representatives. Any such free writing prospectus consented to or deemed to have been consented to as aforesaid is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Operating Partnership represents, warrants and agrees that it has treated and will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit C hereto are Permitted Free Writing Prospectuses.

SECTION 17. Absence of Fiduciary Relationship. The Operating Partnership acknowledges and agrees that:

(a)each of the Underwriters is acting solely as an underwriter in connection with the sale of the Securities and no fiduciary, advisory or agency relationship between the Operating Partnership, on the one hand, and any of the Underwriters, on the other hand, has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not any of the Underwriters has advised or is advising the Operating Partnership on other matters;

(b)the public offering price of the Securities and the price to be paid by the Underwriters for the Securities set forth in this Agreement were established by the Operating Partnership following discussions and arms-length negotiations with the Representatives;

(c)it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d)it is aware that the Underwriters and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Operating Partnership and that none of the Underwriters has any obligation to disclose such interests and transactions to the Operating Partnership by virtue of any fiduciary, advisory or agency relationship or otherwise; and

(e)it waives, to the fullest extent permitted by law, any claims it may have against any of the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that none of the Underwriters shall have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Operating Partnership or any stockholders, employees or creditors of Operating Partnership.

SECTION 18. Research Analyst Independence. The Operating Partnership acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Operating Partnership and/or the offering that differ from the views of their respective investment banking divisions. The Operating Partnership hereby waives and releases, to the fullest extent permitted by applicable law, any claims that the Operating Partnership may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Operating Partnership by such Underwriters’ investment banking divisions. The Operating Partnership acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

SECTION 19. Waiver of Jury by Trial. The Operating Partnership hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Operating Partnership a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Operating Partnership in accordance with its terms.
Very truly yours,

BRIXMOR OPERATING PARTNERSHIP LP By: Brixmor OP GP LLC, its general partner By: BPG Subsidiary Inc., its sole member
By: _/s/ Steven Siegel
Name: Steven Siegel
Title: Executive Vice President

[Underwriting Agreement]

CONFIRMED AND ACCEPTED, as of the date first above written:

CITIGROUP GLOBAL MARKETS INC.
By: /s/ Adam D. Bordner
Name: Adam D. Bordner
Title: Vice President

For themselves and as Representatives of the Underwriters named in Exhibit A hereto.

[Underwriting Agreement]

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
By: /s/ Chris Porter
Name: Chris Porter
Title: Managing Director Investment Banking

For themselves and as Representatives of the Underwriters named in Exhibit A hereto.

[Underwriting Agreement]

WELLS FARGO SECURITIES, LLC
By: /s/ Teresa Hee
Name: Teresa Hee
Title: Managing Director

For themselves and as Representatives of the Underwriters named in Exhibit A hereto.

[Underwriting Agreement]

EXHIBIT A

Name of Underwriter	Principal Amount of Securities
Citigroup Global Markets Inc.	$114,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$114,000,000
Wells Fargo Securities, LLC	$114,000,000
Jefferies LLC	$39,000,000
J.P. Morgan Securities LLC	$39,000,000
RBC Capital Markets, LLC	$39,000,000
Barclays Capital Inc.	$18,000,000
Mitsubishi UFJ Securities (USA), Inc.	$18,000,000
SunTrust Robinson Humphrey, Inc.	$18,000,000
U.S. Bancorp Investments, Inc.	$18,000,000
BB&T Capital Markets, a division of BB&T Securities, LLC	$11,520,000
BMO Capital Markets Corp.	$11,520,000
BNY Mellon Capital Markets, LLC	$11,520,000
Mizuho Securities USA Inc.	$11,520,000
Regions Securities LLC	$11,520,000
Scotia Capital (USA) Inc.	$11,400,000
Total	$600,000,000

A-1

EXHIBIT B
FORM OF PRICING TERM SHEET
Filed Pursuant to Rule 433
Free Writing Prospectus
Registration No. 333-201464-01
June 2, 2016

BRIXMOR OPERATING PARTNERSHIP LP
Pricing Term Sheet
$600,000,000 4.125% Senior Notes due 2026

This pricing term sheet supplements, and should be read in conjunction with, the preliminary prospectus supplement dated June 2, 2016 (the “Preliminary Prospectus Supplement”) of Brixmor Operating Partnership LP (“we,” “our,” or “us”) and accompanying prospectus dated January 13, 2015 and the documents incorporated and deemed to be incorporated by reference therein.

Issuer:	Brixmor Operating Partnership LP
Expected Ratings: (Moody’s / S&P / Fitch)*:	[Moody’s] / [S&P] / [Fitch]
Security Type:	Senior Unsecured Notes
Pricing Date:	June 2, 2016
Settlement Date:	June 13, 2016 (T+7)
Maturity Date:	[ ] [ ], 2026
Interest Payment Dates:	June 15 and December 15 of each year, beginning on December 15, 2016
Principal Amount:	$[ ]
Public Offering Price:	[ ]%
Benchmark:	[ ]% due [ ]
Benchmark Price / Yield:	[ ] / [ ]%
Spread to Benchmark:	+ [ ] basis points
Yield to Maturity:	[ ]%
Coupon:	[ ]%
Optional Redemption:	Make-whole call at T + [ ] basis points
CUSIP / ISIN:	11120V AC7 / US11120VAC72
Joint Book-Running Managers:	Citigroup Global Markets Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated Wells Fargo Securities, LLC Jefferies LLC J.P. Morgan Securities LLC RBC Capital Markets, LLC
Co-Managers:
Barclays Capital Inc.
Mitsubishi UFJ Securities (USA), Inc.
SunTrust Robinson Humphrey, Inc.
U.S. Bancorp Investments, Inc.
BB&T Capital Markets, a division of BB&T Securities, LLC
BMO Capital Markets Corp.
BNY Mellon Capital Markets, LLC
Mizuho Securities USA Inc.
Regions Securities LLC
Scotia Capital (USA) Inc.

_______________________

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Brixmor Operating Partnership LP has filed a registration statement (including a preliminary prospectus supplement and a prospectus) with the U.S. Securities and Exchange Commission (SEC) for the offering to which this communication relates.

B-1

Before you invest, you should read the prospectus supplement for this offering, the issuer’s prospectus in that registration statement and any other documents the issuer or Brixmor Property Group Inc. has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by searching the SEC online data base (EDGAR) on the SEC web site at http://www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement and prospectus if you request it by contacting Citigroup Global Markets Inc. by mail at c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, by calling (800) 831-9146 or by emailing prospectus@citi.com; by contacting Merrill Lynch, Pierce, Fenner & Smith Incorporated, by mail at Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: Prospectus Department, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, by calling (800) 294-1322 or by emailing dg.prospectus_requests@baml.com; or by contacting Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attention: WFS Customer Service, by telephone at 1-800-645-3751 or by email at wfscustomerservice@wellsfargo.com.

B-2

EXHIBIT C
ISSUER GENERAL USE FREE WRITING PROSPECTUSES
1.    Pricing Term Sheet containing the terms of the Securities, substantially in the form of Exhibit B hereto, dated June 2, 2016.

C-1

EXHIBIT D
FORM OF COMPANY COUNSEL OPINION

D-1